(v)

AMENDED AND RESTATED FIDELITY BOND PREMIUM SHARING AGREEMENT

THIS AGREEMENT made as of December 31, 1995, amended and restated as of October 16, 2006, by and among the investment companies (the “Funds”) and affiliates of Eaton Vance Corp. (“EVC”) listed on the attached Schedule A (the “EV Parties”) (collectively, the “Insureds”).

WHEREAS, Eaton Vance Management (“EVM”) and Boston Management and Research (“BMR”) act as investment adviser or administrator of the Funds, and may from time to time hereafter act as investment adviser or administrator of other funds; and Eaton Vance Distributors, Inc. (“EVD”) acts as principal underwriter or placement agent for the Funds, and may from time to time hereafter act as principal underwriter or placement agent for other funds.

WHEREAS, all the parties hereto are named Insureds under an Investment Company Blanket Bond (the “Bond”) issued by one or more insurance companies (the “Insurer”), which may from time to time be amended or replaced.

WHEREAS, the parties desire to establish (i) the criteria by which the annual premium shall be allocated among the parties, (ii) the basis upon which additional investment companies for which EVM or BMR may hereafter act as investment adviser or administrator and additional affiliates of EVC may from time to time be added as named insureds under the Bond and (iii) the criteria by which losses in excess of the face amount of the Bond shall be allocated among the parties.

NOW, THEREFORE, it is agreed as follows:

1.

The aggregate portion of the premium to be paid by the Funds and the EV Parties will be determined annually as follows.  The minimum amount of coverage required as of December 31 of the preceding year (the “Mandatory Coverage Amount”) shall be calculated for each Fund and any EV Party for which such coverage is required (the “Mandatory Coverage Parties”).  In order to prevent an unfair allocation of premium costs to those investment companies that are structured in Hub and Spoke format, it is essential that the Hub defray substantially all of the premium cost with its Spokes paying only nominal amounts of such cost.  The amount of excess coverage will be computed by subtracting the aggregate Mandatory Coverage Amount from the face amount of the Bond.  40% of this excess coverage (the “Non-Mandatory Share”) will be deemed attributable to those EV Parties (the “Non-Mandatory Coverage Parties”), if any, that are not Mandatory Coverage Parties.  The remaining 60% of this excess coverage will be deemed attributable to the Mandatory Coverage Parties.

The amount of the total premium allocated to the Non-Mandatory Coverage Parties will be determined by calculating the percentage of the total Bond coverage that is represented by the Non-Mandatory Share.  This percentage will be multiplied by the aggregate amount of the Bond premium to determine the amount of the premium to be allocated to the Non-Mandatory Coverage parties.  This amount may be allocated among the Non-Mandatory Coverage Parties as mutually agreed by them.

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2.

If the Insurer is willing without additional premium to add as an Insured under the Bond any investment company for which EVM or BMR hereafter is investment adviser or administrator or any affiliate of EVC not listed on Schedule A which qualifies as an insurable party pursuant to Rule 17g-1(b)(3) under the Investment Company Act of 1940, the parties hereto agree (a) that such addition may be made, (b) that such investment company may become a party to this Agreement and be included within the term “Funds”, and (c) that such affiliate may become a party to this Agreement and be included within the term “EV Parties”; provided that notice of such addition is given each Fund not less than ten (10) days before such addition becomes effective and further provided that in each case such investment company or affiliate shall have executed and delivered to the parties to this Agreement its written agreement to become a party hereto and to be bound by the terms of this Agreement.  Any Fund objecting to any such addition may withdraw from this Agreement and coverage under the Bond by written notice to all parties insured under the Bond not less than ten (10) days before the withdrawal.  The withdrawing Fund shall be entitled to receive and EVM shall pay to the withdrawing Fund an amount equal to the portion of the share of the premium on the Bond borne by the withdrawing Fund which is proportional to the unexpired term of the Bond for which a premium has been paid.

3.

In the event that the claims of loss of two or more Insureds under the Bond are so related that the Insurer is entitled to assert that the claims must be aggregated with the result that the total amount payable on such claims is limited to the face amount of the Bond, the following rules for determining, as among the claimants, the priority of satisfaction of the claims under the Bond shall apply:

A.

All claims of the Funds and of any qualified profit sharing and/or retirement plan of Eaton Vance Management or subsidiaries of EVC (the “Plans”) which have been duly proved and established under the Bond shall be satisfied in full before satisfaction of any claims of any other parties.  However, a Fund (a “Spoke”) which invests substantially all of its assets in another Fund (a “Hub”) is not entitled to recover on the Spoke’s claim to the extent that the Spoke’s actual covered loss is reduced by the satisfaction of the Hub’s claim.

B.

If the claims of the Funds and Plans which have been duly proved and established exceed the face amount of the Bond, the insurance shall be applied to those claims in the following manner:

(i)

First, the insurance shall be applied to the claim of each Fund and Plan up to its respective minimum fidelity bond requirement for the year in which the claim arose as determined pursuant to Rule 17g-1(d) under the Investment Company Act of 1940 with respect to the Funds and pursuant to Section 412 of the Employee Retirement Income Security Act of 1974 (ERISA) and any applicable regulations promulgated thereunder with respect to the Plans; and

(ii)

The remaining amount of insurance then shall be applied to the unsatisfied claims of the Funds and Plans in proportion to the amounts of such unsatisfied claims.

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C.

If after giving effect to Paragraph A there remains a portion of the insurance under the Bond available for the satisfaction of claims of parties other than the Funds and Plans which have been duly proved and established under the Bond, such remainder shall be applied as EVM shall determine.

4.

All parties hereto agree that any obligation assumed by a business or common law trust shall be limited to the assets of the trust, and the trustees, shareholders and agents of the trust shall not be liable thereon.

5.

This Amended and Restated Fidelity Bond Premium Sharing Agreement shall become effective as of October 16, 2006.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed by their officers, General Partners, Directors or Trustees hereunto duly authorized all as of the day and year first above written.

EATON VANCE MANAGEMENT (as agent for the Insureds listed on Schedule A)

By:

/s/ Paul M. O’Neil

Name:

Paul M. O’Neil

Title:

Vice President

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Schedule A

September 1, 2012

Eaton Vance Non-Funds:

Atlanta Capital Management Company, LLC

Atlanta Capital, L.P.

Eaton Vance Corp.

Eaton Vance Acquisitions

Eaton Vance Trust Company

Eaton Vance Investment Counsel

Eaton Vance Management (International) Ltd.

Eaton Vance Management

Boston Management and Research

Eaton Vance, Inc.

Eaton Vance Distributors, Inc.

Parametric Portfolio Associates, LLC

Parametric Portfolio, L.P.

Eaton Vance Advisers (Ireland) Limited

Eaton Vance CDO Corp.

Parametric Risk Advisors, LLC

Fox Asset Management LLC

Eaton Vance Real Estate Management

Eaton Vance Consolidated Health & Welfare Benefit Plan

Eaton Vance Corp. Deferred Compensation Plan

Eaton Vance Management Education Assistance Plan

Eaton Vance Management Profit Sharing and Savings Plan

Eaton Vance Management International (Asia) Pte. Ltd.

Eaton Vance Management Canada Ltd.

Eaton Vance Australia Pty. Ltd. (effective 7/27/12)

EVA Holdings, LLC

Eaton Vance Growth Trust, a series fund consisting of:

o

Eaton Vance Asian Small Companies Fund

o

Eaton Vance-Atlanta Capital Focused Growth Fund

o

Eaton Vance Atlanta Capital Select Equity Fund

o

Eaton Vance-Atlanta Capital SMID-Cap Fund

o

Eaton Vance Focused Growth Opportunities Fund

o

Eaton Vance Focused Value Opportunities Fund

o

Eaton Vance Global Natural Resources Fund

o

Eaton Vance Greater China Growth Fund

o

Eaton Vance Hexavest Emerging Markets Equity Fund (launched 8/29/12)

o

Eaton Vance Hexavest Global Equity Fund (launched 8/29/12)

o

Eaton Vance Hexavest International Equity Fund (launced 8/29/12)

o

Eaton Vance Hexavest U.S. Equity Fund (launched 8/29/12)

o

Eaton Vance Multi-Cap Growth Fund

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o

Eaton Vance Richard Bernstein All Asset Strategy Fund

o

Eaton Vance Richard Bernstein Equity Strategy Fund

o

Eaton Vance Worldwide Health Sciences Fund

Eaton Vance Investment Trust, a series fund consisting of:

o

Eaton Vance AMT-Free Limited Maturity Municipal Income Fund

o

Eaton Vance Massachusetts Limited Maturity Municipal Income Fund

o

Eaton Vance National Limited Maturity Municipal Income Fund

o

Eaton Vance New York Limited Maturity Municipal Income Fund

o

Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund

Eaton Vance Municipals Trust, a series fund consisting of:

o

Eaton Vance Alabama Municipal Income Fund

o

Eaton Vance Arizona Municipal Income Fund

o

Eaton Vance Arkansas Municipal Income Fund

o

Eaton Vance California Municipal Income Fund

o

Eaton Vance Connecticut Municipal Income Fund

o

Eaton Vance Georgia Municipal Income Fund

o

Eaton Vance Kentucky Municipal Income Fund

o

Eaton Vance Maryland Municipal Income Fund

o

Eaton Vance Massachusetts Municipal Income Fund

o

Eaton Vance Minnesota Municipal Income Fund

o

Eaton Vance Missouri Municipal Income Fund

o

Eaton Vance Municipal Opportunities Fund

o

Eaton Vance National Municipal Income Fund

o

Eaton Vance New Jersey Municipal Income Fund

o

Eaton Vance New York Municipal Income Fund

o

Eaton Vance North Carolina Municipal Income Fund

o

Eaton Vance Ohio Municipal Income Fund

o

Eaton Vance Oregon Municipal Income Fund

o

Eaton Vance Pennsylvania Municipal Income Fund

o

Eaton Vance South Carolina Municipal Income Fund

o

Eaton Vance Tennessee Municipal Income Fund

o

Eaton Vance Virginia Municipal Income Fund

Eaton Vance Municipals Trust II, a series fund consisting of:

o

Eaton Vance High Yield Municipal Income Fund

o

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

o

Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund

o

Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund

Eaton Vance Mutual Funds Trust, a series fund consisting of:

o

Eaton Vance AMT-Free Municipal Income  Fund

o

Eaton Vance Atlanta Capital Horizon Growth Fund

o

Eaton Vance Build America Bond Fund

o

Eaton Vance Diversified Currency Income Fund

o

Eaton Vance Emerging Markets Local Income Fund

o

Eaton Vance Floating-Rate Fund

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o

Eaton Vance Floating-Rate Advantage Fund

o

Eaton Vance Floating-Rate & High Income Fund

o

Eaton Vance Global Dividend Income Fund

o

Eaton Vance Global Macro Absolute Return Fund

o

Eaton Vance Global Macro Absolute Return Advantage Fund

o

Eaton Vance Government Obligations Fund

o

Eaton Vance High Income Opportunities Fund

o

Eaton Vance Parametric Structured Absolute Return Fund

o

Eaton Vance Parametric Structured Emerging Markets Fund

o

Eaton Vance Parametric Structured International Equity Fund

o

Eaton Vance Parametric Structured Commodity Strategy Fund

o

Eaton Vance Parametric Structured Currency Fund

o

Eaton Vance Large-Cap Core Research Fund

o

Eaton Vance Low Duration Fund

o

Eaton Vance Multi-Strategy Absolute Return Fund

o

Eaton Vance Multi-Strategy All Market Fund

o

Eaton Vance Strategic Income Fund

o

Eaton Vance Tax-Managed Equity Asset Allocation Fund

o

Eaton Vance Tax-Managed Global Dividend Income Fund

o

Eaton Vance Tax-Managed Growth Fund 1.1

o

Eaton Vance Tax-Managed Growth Fund 1.2

o

Eaton Vance Tax-Managed International Equity Fund

o

Eaton Vance Tax-Managed Multi-Cap Growth Fund

o

Eaton Vance Tax-Managed Small-Cap Fund

o

Eaton Vance Tax-Managed Small-Cap Value Fund

o

Eaton Vance Tax-Managed Value Fund

o

Eaton Vance U.S. Government Money Market Fund

Eaton Vance Series Fund, Inc.

o

Eaton Vance Institutional Emerging Markets Local Debt Fund (tentative launch Oct 2012)

Eaton Vance Series Trust, a series fund consisting of:

o

Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II, a series fund consisting of:

o

Eaton Vance Income Fund of Boston

o

Eaton Vance Parametric Tax-Managed Emerging Markets Fund

Eaton Vance Special Investment Trust, a series fund consisting of:

o

Eaton Vance Balanced Fund

o

Eaton Vance Commodity Strategy Fund

o

Eaton Vance Dividend Builder Fund

o

Eaton Vance Greater India Fund

o

Eaton Vance Investment Grade Income Fund

o

Eaton Vance Large-Cap Growth Fund

o

Eaton Vance Large-Cap Value Fund

o

Eaton Vance Parametric Option Absolute Return Strategy Fund

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o

Eaton Vance Real Estate Fund

o

Eaton Vance Risk-Managed Equity Option Fund

o

Eaton Vance Short-Term Real Return Fund

o

Eaton Vance Small-Cap Fund

o

Eaton Vance Small-Cap Value Fund

o

Eaton Vance Special Equities Fund

Eaton Vance Variable Trust, a series fund consisting of:

o

Eaton Vance VT Floating-Rate Income Fund

o

Eaton Vance VT Large-Cap Value Fund

Eaton Vance Closed-End Funds:

Eaton Vance California Municipal Bond Fund

Eaton Vance California Municipal Bond Fund II

Eaton Vance California Municipal Income Trust

Eaton Vance Enhanced Equity Income Fund

Eaton Vance Enhanced Equity Income Fund II

Eaton Vance Floating-Rate Income Trust

Eaton Vance Limited Duration Income Fund

Eaton Vance Massachusetts Municipal Bond Fund

Eaton Vance Massachusetts Municipal Income Trust

Eaton Vance Michigan Municipal Bond Fund

Eaton Vance Michigan Municipal Income Trust

Eaton Vance Municipal Bond Fund

Eaton Vance Municipal Bond Fund II

Eaton Vance Municipal Income Trust

Eaton Vance National Municipal Opportunities Trust

Eaton Vance New Jersey Municipal Bond Fund

Eaton Vance New Jersey Municipal Income Trust

Eaton Vance New York Municipal Bond Fund

Eaton Vance New York Municipal Bond Fund II

Eaton Vance New York Municipal Income Trust

Eaton Vance Ohio Municipal Bond Fund

Eaton Vance Ohio Municipal Income Trust

Eaton Vance Pennsylvania Municipal Bond Fund

Eaton Vance Pennsylvania Municipal Income Trust

Eaton Vance Risk-Managed Diversified Equity Income Fund

Eaton Vance Senior Floating-Rate Trust

Eaton Vance Senior Income Trust

Eaton Vance Short Duration Diversified Income Fund

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

Eaton Vance Tax-Advantaged Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Eaton Vance Tax-Managed Buy-Write Income Fund

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Diversified Equity Income Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

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Eaton Vance Tax-Managed Global Diversified Equity Income Fund

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap/Buffered Downside

eUnits™ 2 Year U.S. Market Participation Trust II:

Upside to Cap/Buffered Downside

(the following 7 closed-end funds are registered with the SEC, but are not yet effective or are effective but not offered)

Eaton Vance Diversified Emerging Markets Local Income Fund, Inc.

Eaton Vance Preferred Dividend Income Trust

Eaton Vance Risk-Managed Equity Income Opportunities Fund

eUnits™ 2 Year U.S. Market Participation Trust III:

Upside to Cap/Buffered Downside

eUnits™ 2 Year U.S. Market Participation Trust IV:

Upside to Cap/Buffered Downside

eUnits™ 2 Year U.S. Market Participation Trust V:

Upside to Cap/Buffered Downside

eUnits™ 2 Year U.S. Market Participation Trust VI:

Upside to Cap/Buffered Downside

Eaton Vance Portfolios:

Asian Small Companies Portfolio

Boston Income Portfolio

CMBS Portfolio (anticipated offering after 10/31/12)

Dividend Builder Portfolio

Emerging Markets Local Income Portfolio

Floating Rate Portfolio

Global Macro Portfolio

Global Macro Absolute Return Advantage Portfolio

Global Opportunities Portfolio

Government Obligations Portfolio

Greater India Portfolio

High Income Opportunities Portfolio

Inflation-Linked Securities Portfolio

International Income Portfolio

Investment Grade Income Portfolio

Large-Cap Core Research Portfolio

Large-Cap Growth Portfolio

Large-Cap Value Portfolio

MSAM Completion Portfolio

MSAR Completion Portfolio

Parametric Structured Absolute Return Portfolio

Senior Debt Portfolio

Short Duration High Income Portfolio

Short-Term U.S. Government Portfolio

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SMID-Cap Portfolio

Tax-Managed Growth Portfolio

Tax-Managed International Equity Portfolio

Tax-Managed Multi-Cap Growth Portfolio

Tax-Managed Small-Cap Portfolio

Tax-Managed Small Cap Value Portfolio

Tax-Managed Value Portfolio

Worldwide Health Sciences Portfolio

Eaton Vance Fund Cayman Islands Wholly Owned Subsidiaries of SEC Registered Funds:

Eaton Vance AM Commodity Subsidiary, Ltd.

Eaton Vance CSF Commodity Subsidiary, Ltd.

Eaton Vance DIF Commodity Subsidiary, Ltd.

Eaton Vance EVG Commodity Subsidiary, Ltd.

Eaton Vance SIF Commodity Subsidiary, Ltd.

Eaton Vance EMLIP Commodity Subsidiary, Ltd.

Eaton Vance GMP Commodity Subsidiary, Ltd.

Eaton Vance GMAP Commodity Subsidiary, Ltd.

Eaton Vance GOP Commodity Subsidiary, Ltd.

Eaton Vance IIP Commodity Subsidiary, Ltd.

PSC Commodity Subsidiary, Ltd.

Eaton Vance RBA Commodity Subsidiary, Ltd.

PSAR Commodity Subsidiary, Ltd

Eaton Vance MSAR Commodity Subsidiary, Ltd.

Eaton Vance MSAM Commodity Subsidiary, Ltd.

Eaton Vance International (Cayman Islands) Funds, Ltd.,   Cayman exempted company with the following portfolios:

o

Eaton Vance International (Cayman Islands) Floating-Rate Income Fund

o

Eaton Vance International (Cayman Islands) Strategic Income Fund

o

Eaton Vance International(Cayman Islands) Emerging Markets Local Income Fund

Eaton Vance International (Cayman Islands) Floating Rate Income Portfolio

Eaton Vance International (Ireland) Funds plc, a series fund consisting of:

o

Eaton Vance International (Ireland) Global Macro Fund

o

Eaton Vance International (Ireland) Parametric Emerging Markets Fund

o

Eaton Vance International (Ireland) U.S. High Yield Bond Fund

o

Eaton Vance International (Ireland) U.S. Value Fund

o

Eaton Vance International (Ireland) Parametric Global Equity Fund

o

Eaton Vance International (Ireland) Parametric Emerging Markets Core Fund

o

Eaton Vance International (Ireland) Hexavest All-Country Global Equity Fund (launch expected 10/30/12)

o

Eaton Vance International (Ireland) Hexavest Emerging Markets Fund (launch expected 10/30/12)

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o

Eaton Vance International (Ireland) Hexavest European Equity Fund (launch expected 10/30/12)

o

Eaton Vance International (Ireland) Hexavest Global Equity Fund (launch expected 10/30/12)

o

Eaton Vance International (Ireland) Parametric Responsible Emerging Markets Fund (not yet launched; unlikely to launch)

Eaton Vance Exchange Funds:

Altavera Capital Fund LLC

Clearfork Capital Fund LLC

Clearfork Investment Corporation

Clearfork Realty Corporation

Bel Colonnade LLC

Bel Ridge Holdings LLC

Bel SML III, LLC

Bel Valley Ranch Holdings LLC

Bel Thornton II LLC (approved 7/18/12)

Clearwood Capital Fund LLC

Clearwood Realty Corporation

Bel Austin I, LLC

Bel Hickory Grove Holdings LLC

Bel Stamford VIII, LLC

Belair Capital Fund LLC

Belair Real Estate Corporation LLC

Elkhorn Property Trust

Elkhorn Fund GP LLC

BRC Elkhorn Fund LP

Elkhorn OH LLC

Elkhorn OH 2 LLC

Keystone  CBC,  LLC

Keystone  CBC I, LP

Keystone  CBC, LP

PF (OHIO) Two, LLC

ProLogis Six Rivers Limited Partnership (as to the Elkhorn Business)

BRC Elkhorn FL LLC - dissolved

Keystone ICP IV LLC - dissolved

Henderson Drive, LLC

Keystone NJP II LLC

Keystone  Capital, LLC

Keystone  Capital  I,  LP

Keystone  Capital, LP

Belbrook Capital Fund LLC

Belbrook Realty Corporation

Quantico Buildings, LLC

Westfields 4803 Stonecroft, LLC

Westfields 4805 Stonecroft, LLC

Westfields Liberty I, LLC

Westfields Liberty II, LLC

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Westfields Liberty III, LLC

Quantico Real Estate LLC

Bel Stamford VII, LLC

Belcrest Capital Fund LLC

Belcrest Realty Corporation

Lafayette Buildings, LLC

Lafayette Real Estate LLC

Bel Stamford I, LLC

Beldore Capital Fund LLC

Beldore Investment Corporation

Beldore Realty Corporation

Bel Marquette III, LLC

Bel Austin II, LLC

Bel Guadalupe II, LLC

Bel Biscayne LLC

Bel Biscayne Management LLC

Bel Cascadia Holdings LLC

Bel Lawrence Holdings LLC

Bel Thornton I LLC (approved 7/18/12)

Bel Escalante LLC (approved 7/19/12)

Belmar Capital Fund LLC

Belmar Investment Corporation

Belmar Realty Corporation

Bel Calibre Holdings LLC

Bel SML I, LLC

Bel Marquette I, LLC

Bel Stamford II, LLC

Bel Lauderhill Holdings Inc.

Bel Minneapolis Holdings LLC

Bel Indian School Holdings LLC

Belport Capital Fund LLC

Belport Realty Corporation

Bel Multifamily Property Trust LLC

Bel Snohomish Holdings LLC

Bel Puget Holdings LLC

Bel St. Louis Holdings LLC - dissolved

Bel Tuscon Holdings LLC - dissolved

Bel Thunderbird Holdings LLC - dissolved

Monadock Property Trust LLC

Bel Jacksonville Holdings Limited Partnership

Bel Jacksonville GP LLC

Bel Emanuel Holdings LLC

Bel Riverside Holdings LLC

Bel Stamford III, LLC

Belrose Capital Fund LLC

Belrose Realty Corporation

Bel Marlborough Campus LLC - dissolved

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Bel Marlborough I, LLC - dissolved

Bel Marlborough II, LLC - dissolved

Bel Marlborough TRS, LLC - dissolved

Bel Stamford IV, LLC

Belrose Property Holdings LLC

Bel Dallas Park Cities Holdings LLC

Bel Dunwoody Holdings LLC

Bel Guadalupe I, LLC

Bel Shoreline LLC

Belshire Capital Fund LLC

Belshire Realty Corporation

Casco Property Trust LLC

Bel Annapolis Holdings LLC

Bel Harbor Holdings LLC

Bel Albert Holdings LLC

Bel Decatur Holdings LLC

Bel Westchase Holdings LLC

Bel Endymion LLC

Bel Gardena LLC

Bel Stamford V, LLC

Belterra Capital Fund LLC

Belterra Realty Corporation

Bel SML II, LLC

Bel Stamford VI, LLC

Belterra Property Holdings LLC

Bel Howell Mill Holdings LLC

Bel Arrowhead Holdings LLC

Bel Pembroke Holdings LLC

Belvedere Capital Fund Company LLC

Belvedere Equity Fund LLC

Belvedere Equity Real Estate Corporation

Belwater Capital Fund LLC

Belwater Realty Corporation

Bel Communities Property Trust

Bel Camelback Holdings LLC

Bel Communities LLC

Bel Communities Property Trust LLC

Bel Indian School Holdings LLC

Bel Minneapolis LLC

Bel Percy Warner Holdings LLC

Bel Pineville Holdings LLC

Bel Portland Holdings LLC

Bel Renton Holdings LLC

Bel Timberglen Holdings LLC - dissolved

Bel Tulsa Holdings LLC

Bel Santa Ana Management, LLC

Bel Santa Ana, LLC

Bel Marquette II, LLC

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Bel Holdings LLC

Belvorn Holdings LLC

The U.S. Charitable Gift Trust, a series fund consisting of:

o

Charitable Deferred Retirement Fund  - 20 Year  High Yield

o

Donor Advised Fund - Cash Management Fund

o

Donor Advised Fund - Gift Fund Preservation Fund

o

Donor Advised Fund – Growth & Income Fund

o

Donor Advised Fund - Growth Fund

o

Donor Advised Fund - Income Fund

o

Donor Advised Fund – Large Cap Value

o

Pooled Income Fund - Growth & Income Fund

o

Pooled Income Fund - High Yield Fund

o

Pooled Income Fund – Current Fund

Eaton Vance Trust Company Collective Investment Trust for Employee Benefit Plans:

High Yield Fund

Eaton Vance Trust Company / Parametric Structured Emerging Markets Equity Fund

Investment Grade Income Fund

Large Cap Core Research Fund

Large Cap Growth Fund

Large Cap Value Fund

Eaton Vance Trust Company / Parametric Structured Commodity Fund

Eaton Vance Trust Company/Parametric Structured Emerging Markets Core Equity Fund (no launch date – currently no investors)

Small Cap Core Fund

Eaton Vance Trust Company Collective Investment Trust for Employee Benefit Plans II:

Large Cap Value Fund

High Yield Fund

Eaton Vance Trust Company Common Trust Fund:

Small Cap Core Common Trust Fund

Large Cap Value Common Trust Fund

Eaton Vance Trust Company / Parametric Structured Emerging Markets
    Equity Common Trust Fund

Eaton Vance Trust Company / Parametric Structured Commodity Common Trust Fund

Eaton Vance Institutional/Private Funds:

Eaton Vance Small Cap Core Fund, LLC

Eaton Vance Institutional High Yield Bond

Eaton Vance Cash Collateral Fund, LLC

Eaton Vance Cash Reserves Fund LLC

Eaton Vance Global Macro Plus Fund, Ltd

Eaton Vance Institutional Senior Loan Fund

Eaton Vance Institutional Senior Loan Trust Series I

Eaton Vance Institutional Senior Loan Trust Series II

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Eaton Vance Institutional Senior Loan Trust Series IV

Eaton Vance Institutional Senior Loan Trust Series V

Eaton Vance Institutional Senior Loan Trust Series VI

Eaton Vance Institutional Senior Loan Trust Series VII

Eaton Vance Tax-Managed Multi-Cap Portfolio

Eaton Vance CDO Corporation:

Eaton Vance CDO, Ltd.

Eaton Vance CDO II, Ltd.

Eaton Vance CDO VII, PLC-Interim Ltd

Eaton Vance CDO VIII, Ltd.

Eaton Vance CDO IX, Ltd.

Eaton Vance CDO X, Ltd.

Innovation Trust 2009

Innovation Trust 2011

Canadian Funds: (subadvised)

AGF Floating Rate Income Fund

Australian Funds:

Australia Senior Loan Fund (not yet launched)

Eaton Vance (Asutralia) Hexavest All-Country Global Equity Fund (not launched yet)

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